Amendment No. 1
to
Fourth Amended and Restated Loan Agreement
Among
Certain Lenders,
HSBC Bank USA, National Association, As Administrative Agent
Certain Designated Borrowers
And
MOOG INC.

This Amendment No. 1 dated as of May 22, 2014 (“Amendment”) to the Fourth Amended and Restated Loan Agreement dated as of March 28, 2013 (the “Agreement”) is entered into by and among MOOG INC., a New York business corporation (“Company”), certain lenders which are currently parties to the Agreement (“Lenders”), and HSBC BANK USA, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as administrative agent for the Lenders (“Administrative Agent”).

RECITALS

A.    The Company is electing to exercise its option to increase the Total Commitment under the Agreement to $1,100,000,000 pursuant to Section 2.21 of the Agreement (the “Expansion Option”), and the Company has requested and the Administrative Agent and the Lenders have agreed to reinstate the Expansion Option under the Agreement so that the Company may request, pursuant to the terms thereof, an additional increase in the Total Commitment under the Agreement of up to $1,300,000,000.

B.    In addition, the Company has requested, and the Administrative Agent and the Lenders have agreed to extend the Revolving Credit Maturity Date under the Agreement, release the real estate liens on the Murphy, North Carolina property and make certain other modifications to the Agreement, including but not limited to, modifying certain Permitted Distributions and Permitted Investments, and making certain other clarifying modifications, all as set forth in this Amendment.

C.    The Company and each of the Guarantors will benefit from the modifications set forth herein.

D.    The Administrative Agent and the Lenders are agreeable to the foregoing to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders, to, or for the benefit of the Company and its Subsidiaries, the parties hereto agree as follows:

1.    Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings specified in the Agreement.

2.    Modifications to the Agreement.

(a)    The existing definition of “Permitted Distribution Carry-Forward Amount” set forth in Section 1.1 is deleted in its entirety.

(b)    In Section 1.1 entitled “Definitions”, the following new definitions are added in the appropriate alphabetical order:

““Amendment No. 1” - Amendment No. 1 to Fourth Amended and Restated Loan Agreement dated as of May 22, 2014 among the Company, the Lenders and the Administrative Agent.”

““Minimum Money Market Fund Rating” - a rating of AAA from S&P or Aaa from Moody’s or, if such rating is with respect to a money market fund that is not a US Money Market Fund and such money market fund is not rated by S&P or Moody’s, an equivalent rating from another recognized and reputable rating agency.”

““Murphy Property” - the real property at 3124 Slow Creek Road (a/k/a 1995 NC Highway 141), Murphy, North Carolina.”

““US Money Market Fund” - any short term money market fund that is offered for sale in the United States and subject to registration under the Investment Company Act of 1940.”

(c)    In Section 1.1 entitled “Definitions”, the present definition of “Asset Sale” is amended to add the clarifying phrase “, including without limitation, Equity Interests,” immediately after the phrase “respective assets” in the fifth line of such definition.

(d)    In Section 1.1 entitled “Definitions”, the present definition of “Guarantors” is deleted and replaced with the following:

““Guarantor” or “Guarantors” - individually or collectively, Broad Reach Engineering Company, a Delaware corporation, Curlin Medical Inc., a Delaware corporation, Moog Europe Holdings I LLC, a New York limited liability company, Moog Europe Holdings II LLC, a New York limited liability company,

Mid-America Aviation, Inc., a North Dakota corporation, MMC Sterilization Services Group, Inc., a Pennsylvania corporation, Moog Medical Devices Rochester, Inc., a Delaware corporation, Moog Techtron Corp, a Florida corporation, X.O. Tec LLC, a Delaware limited liability company, ZEVEX, Inc., a Delaware corporation and any other Subsidiary of Company which is required to deliver to the Administrative Agent a Guaranty hereunder.”

(e)    In Section 1.1 entitled “Definitions”, the present definition of “Libor Rate” is amended by adding the following sentence at the end thereof:

“If, at any time, the BBA Libor Rate is not available for any other Alternative Currency, any reference herein to such BBA Libor Rate shall be a reference to the London interbank offered rate administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate ) for such Alternative Currency.”

(f)    In Section 1.1 entitled “Definitions”, the present definition of “Maximum Limit” is deleted and replaced with the following:

““Maximum Limit” - the maximum aggregate amount which the Borrowers can borrow under the Revolving Credit, which as of the Closing Date was $900,000,000 and which beginning on the effective date of Amendment No. 1 is $1,100,000,000.”

(g)    In Section 1.1 entitled “Definitions”, the present definition of “Mortgages” is amended by adding the following:

“As of the effective date of Amendment No. 1, the deed of trust and assignment of leases and rents in favor of the Administrative Agent for the benefit of the Lenders encumbering the Murphy Property shall be released and shall not be considered one of the Mortgages hereunder.”

(h)    In Section 1.1 entitled “Definitions”, the present definition of “Revolving Credit Maturity Date” is deleted and replaced with the following:

““Revolving Credit Maturity Date” May 22, 2019, which date may be shortened in accordance with Section 8.2 of this Agreement.”

(i)    In Section 1.1 entitled “Definitions”, the present definition of “Total Commitment” is amended by adding the following sentence at the end thereof:

“Commencing as of the effective date of Amendment No. 1, the Total Commitment shall be $1,100,000,000.”

(j)    Schedule 2.1 entitled “Lenders’ Commitments” is deleted and replaced with Schedule 2.1 attached hereto.

(k)    In Section 2.21 entitled “Expansion Option”, the amount of “$1,100,000,000” is deleted in its entirety and the following is inserted in its place “$1,300,000,000”.

(l)    In Section 2.21 entitled “Expansion Option”, the following provision is added at the end of subsection (e) thereof entitled “Conditions to Effectiveness of Increase”

“As a further condition precedent to such increase, the Company shall cause to be delivered to the Administrative Agent modification agreements satisfactory to Administrative Agent and in recordable form with respect to each of the existing Mortgages and assignments of leases and rents delivered in connection therewith reflecting the increase in the Total Commitment amount (if the dollar amount of the Total Commitment is described therein), provided however the dollar amount secured under any such Mortgage shall not be increased by any such modification agreement.”

(m)    In Section 6.3 entitled “Consolidated Capital Expenditures”, Fiscal Year “2018” with a corresponding Maximum Amount of “$205.0 Million” is added at the end thereof.

(n)    In the existing Section 7.4 entitled “Restricted Payments”, subsection (d) thereof is deleted and replaced with the following:

“(d)    The Company or any Subsidiary may declare and pay or make cash dividends with respect to or stock repurchases of its outstanding shares, provided that before and after giving pro forma effect to each such cash dividend and stock repurchase, the Leverage Ratio does not exceed 2.5 to 1.0 and no Default or Event of Default shall have occurred and be continuing or would result therefrom. If after giving pro forma effect to the proposed cash dividend or stock repurchase, the Leverage Ratio would exceed 2.5 to 1.0, but otherwise no Default or Event of Default would result therefrom, dividends and stock repurchases may be declared and paid or made during any fiscal year during the term of this Agreement, but only to the extent of the Annual Permitted Distribution Amount in the fiscal year immediately preceding the date of such proposed cash dividend or stock repurchase.”

(o)    In the existing Section 7.3 entitled “Investments Including Guaranty Obligations”, subsection (a)(vi) thereof is deleted and replaced with the following:

“(vi)    any short term money market fund (A) in which the aggregate investments by the Company and its Subsidiaries do not represent more than 5% of the total portfolio assets of such money market fund, (B) that has a credit rating equal to the Minimum Money Market Fund Rating, and (C) that complies with the criteria set forth in Securities and Exchange Commission Rule 2a- 7 under the Investment Company Act of 1940, if such money market fund is a US Money Market Fund or if the investment in such money market fund is by the Company or a Domestic Subsidiary.”

(p)    The existing Schedule 4.1 entitled “Subsidiaries” is deleted in its entirety and replaced with Schedule 4.1 attached hereto.

3.    Reaffirmations.

3.1    Reaffirmation Agreements. In connection herewith, the Company and the Negative Pledgors thereunder are executing and delivering a reaffirmation of the Loan Documents to which they are a party and an amendment of the Amended and Restated General Security Agreement dated as of March 18, 2011, as previously amended, in favor of Administrative Agent (the “Reaffirmation”) and the Guarantors are executing and delivering a reaffirmation of the Loan Documents to which they are a party and amendment of the Amendment and Restated General Security Agreement dated as of March 18, 2011, as previously amended and supplemented in favor of Administrative Agent (the “Guarantor Reaffirmation”). Without limiting the foregoing, by their signatures hereto, each Guarantor hereby reaffirms, ratifies and confirms the execution and delivery and all of the terms and provisions of, as applicable, the Loan Documents to which it is a party, and agrees that such Loan Documents remain in full force and effect, are the legal, valid and binding obligations of such Guarantor and that any guaranty contained therein extends to, and guaranties any and all Indebtedness under the Agreement, as modified from time to time, including as modified hereby and that “Loan Agreement” as used therein means the Agreement, as modified hereby and as the same may hereafter be amended, supplemented, extended, renewed, restated, replaced or otherwise modified from time to time.

4.    Limitation on Modifications. The foregoing modifications are only applicable and shall only be effective in the specific instance and for the specific purpose for which made, are expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to non-compliance with any other provision of the Agreement or any other Loan Document, (ii) a waiver or modification of any right, power or remedy of either the Administrative Agent or any Lender under the Agreement or any Loan Document, or (iii) a waiver or modification of, or consent to, any Event of Default or Default under the Agreement or any Loan Document.

5.    Conditions Precedent. The effectiveness of each and all of the modifications contained in this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

5.1    Amendment Documentation. The Administrative Agent shall have received: (a) fifteen (15) originals of this Amendment executed by all parties hereto; (b) an original replacement revolving note and an original replacement alternative currency note in favor of each of the Lenders; (c) fifteen (15) originals of each of the Reaffirmation and the Guarantor Reaffirmation; (d) originals of a certificate signed by a Responsible Officer of the Company as required pursuant to Section 2.21(e) of the Agreement; and (e) originals of an opinion of counsel to the Borrowers.

5.2    No Default. As of the effective date of this Amendment, no Default or Event of Default shall have occurred and be continuing.

5.3    Representations and Warranties. The representation and warranties contained in Section 6 hereof and in the Agreement shall be true correct and complete as of the effective date of this Amendment as though made on such date, unless they specifically speak as of another date.

5.4    Other. The Administrative Agent shall have received such other approvals or documents as any Lender through the Administrative Agent may reasonably request, including searches, corporate status reports and consents and all legal matters incident to the foregoing shall be satisfactory to the Administrative Agent and its counsel.

6.    Representations and Warranties of Company. The Company hereby represents and warrants as follows:

6.1    Each of the representations and warranties set forth in the Agreement is true, correct, and complete on and as of the date hereof as though made on the date hereof, unless they specifically speak as of another date, and the Agreement, as modified by this Amendment, and each of the other Loan Documents remains in full force and effect.

6.2    As of the date hereof, there exists and will exist no Default or Event of Default under the Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

6.3    The execution, delivery and performance by the Company of this Amendment is within the Company’s corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene the Company’s certificate of incorporation or by-laws, (ii) violate any law, including without limitation the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any rule, regulation (including Regulations T, U or X of the Board of Governors of the Federal Reserve System) order, writ, judgment, injunction, decree, determination or award, and (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, mortgage, deed of trust or any other material instrument or agreement binding on the Company or any

Subsidiary or any of their properties or result in or require the creation or imposition of any lien upon or with respect to any of their properties.

6.4    This Amendment has been duly executed and delivered by the Company and the Guarantors and is the legal, valid and binding obligation of each of them, enforceable against the Company and each of the Guarantors in accordance with its terms.

6.5    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery or performance by the Company and the Guarantors of this Amendment or any other agreement or document related hereto or contemplated hereby to which the Company or any of the Guarantors is or is to be a party or otherwise bound, or (ii) the exercise by the Administrative Agent or any Lender of its rights under the Agreement as modified by this Amendment.

7.    Release. Each of the Lenders hereby consents to the release of the real property liens on the property located at 3124 Slow Creek Road (a/k/a 1995 NC Highway 141), Murphy, North Carolina and the execution, delivery and recordation by Administrative Agent of any necessary documentation in connection therewith.

8.    Other.

8.1    The Company agrees to pay all out-of-pocket expenses of the Administrative Agent in connection with the negotiation, preparation and execution of this Amendment including the reasonable fees and disbursements of counsel to the Administrative Agent.

8.2    This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.

8.3    This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may be from time to time in effect, without regard to principles of conflicts of laws.

[Signature Pages Follow]

Doc # 02-340041.10

The parties hereto have caused this Amendment to be duly executed as of the date shown at the beginning of this Amendment.

HSBC BANK USA, NATIONAL
ASSOCIATION, as Administrative Agent

By:______________________________
Name:
Title:

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By:______________________________
Name:    Gregory R. Duval
Title:    Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:______________________________________
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:___________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:___________________________________
Name:
Title:

Signature Page to Amendment No. 1 to Moog Fourth Amended and Restated Loan Agreement

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By:___________________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:___________________________________
Name:
Title:

WELLS FARGO BANK, N.A., as a Lender

By:___________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:_________________________________
Name:
Title:

Signature Page to Amendment No. 1 to Moog Fourth Amended and Restated Loan Agreement

FIFTH THIRD BANK, as a Lender

By:___________________________________
Name:
Title:

NORTHERN TRUST, as a Lender

By:____________________________________
Name:
Title:

FIRST NIAGARA BANK, N.A., as a Lender

By:____________________________________
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:____________________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:____________________________________
Name:
Title:

Signature Page to Amendment No. 1 to Moog Fourth Amended and Restated Loan Agreement

MOOG INC., as the Company

By:/s/ Timothy P. Balkin
Name:    Timothy P. Balkin
Title:    Treasurer

Each of the following as Guarantors:

BROAD REACH ENGINEERING COMPANY
CURLIN MEDICAL INC.
MID-AMERICA AVIATION, INC.
MMC STERILIZATION SERVICES GROUP, INC.
MOOG EUROPE HOLDINGS I LLC
MOOG EUROPE HOLDINGS II LLC
MOOG MEDICAL DEVICES ROCHESTER, INC.
MOOG TECHTRON CORP
X.O. TEC LLC, on its own behalf and as successor by
merger to Ethox International, Inc.
ZEVEX, INC.

By:/s/ Timothy P. Balkin
Name:    Timothy P. Balkin
Title:    Treasurer

Signature Page to Amendment No. 1 to Moog Fourth Amended and Restated Loan Agreement

SCHEDULE 2.1

LENDERS’ COMMITMENTS

Lender	Commitment	Applicable Percentage

HSBC Bank USA, National Association	$140,000,000	12.7272727300%
Manufacturers and Traders Trust Company	$140,000,000	12.7272727300%
Bank of America, N.A.	$130,000,000	11.8181818200%
JPMorgan Chase Bank, N.A.	$130,000,000	11.8181818200%
Citizens Bank of Pennsylvania	$108,000,000	9.8181818200%
Wells Fargo Bank, N.A.	$90,000,000	8.1818181800%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$90,000,000	8.1818181800%
PNC Bank, National Association	$90,000,000	8.1818181800%
U.S. Bank National Association	$42,000,000	3.8181818200%
Fifth Third Bank	$35,000,000	3.1818181800%
Northern Trust	$35,000,000	3.1818181800%
First Niagara Bank, N.A.	$35,000,000	3.1818181800%
Royal Bank of Canada	$35,000,000	3.1818181800%
TOTAL	$1,100,000,000	100.0%

Lender	Amount of Alternative Currency Sublimit	Applicable Percentage

HSBC Bank USA, National Association	$19,090,909	12.7272727300%
Manufacturers and Traders Trust Company	$19,090,909	12.7272727300%
Bank of America, N.A.	$17,727,273	11.8181818200%
JPMorgan Chase Bank, N.A.	$17,727,273	11.8181818200%
Citizens Bank of Pennsylvania	$14,727,273	9.8181818200%
Wells Fargo Bank, N.A.	$12,272,727	8.1818181800%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$12,272,727	8.1818181800%
PNC Bank, National Association	$12,272,727	8.1818181800%
U.S. Bank National Association	$5,727,273	3.8181818200%
Fifth Third Bank	$4,772,727	3.1818181800%
Northern Trust	$4,772,727	3.1818181800%
First Niagara Bank, N.A.	$4,772,727	3.1818181800%
Royal Bank of Canada	$4,772,727	3.1818181800%
TOTAL	$150,000,000	100.0%

Applicable Lending Offices:

Lender	Domestic Lending Office	Libor Lending Office
HSBC Bank USA, National Association	95 Washington Street Buffalo, NY 14273	95 Washington Street Buffalo, NY 14273
Manufacturers and Traders Trust Company	One Fountain Plaza 12th Floor Buffalo, NY 14203	One Fountain Plaza 12th Floor Buffalo, NY 14203
Bank of America, N.A.	70 Batterson Park Road Farmington, CT 06032	70 Batterson Park Road Farmington, CT 06032
JPMorgan Chase Bank, N.A.	10 South Dearborn Floor 07 Chicago, IL 60603-2003	10 South Dearborn Floor 07 Chicago, IL 60603-2003
Citizens Bank of Pennsylvania	525 William Penn Place Room 153-2440 Pittsburgh, PA 15219	100 Sockanosett Crossroads Cranston, RI 02920
The Bank of Tokyo- Mitsubishi UFJ, Ltd.	1251 Avenue of the Americas 12th Floor New York, NY 10020	1251 Avenue of the Americas 12th Floor New York, NY 10022
Wells Fargo Bank, N.A.	7711 Plantation Road Roanoke, VA 24019	7711 Plantation Road Roanoke, VA 24019
PNC Bank, National Association	Two Tower Center Boulevard 21st Floor East Brunswick, NJ 08816	Two Tower Center Boulevard 21st Floor East Brunswick, NJ 08816
Fifth Third Bank	600 Superior Avenue East 3rd Floor Cleveland, OH 44114	600 Superior Avenue East 3rd Floor Cleveland, OH 44114
Northern Trust	50 S. LaSalle Chicago, IL 60675	50 S. LaSalle Chicago, IL 60675
First Niagara Bank, N.A.	726 Exchange Street Suite 900 Buffalo, NY 14210	726 Exchange Street Suite 900 Buffalo, NY 14210
U.S. Bank National Association	800 Nicolle & Mall Minneapolis, MN 55402	800 Nicolle & Mall Minneapolis, MN 55402
Royal Bank of Canada	Three World Financial Center 200 Vesey Street New York, NY 10281	Three World Financial Center 200 Vesey Street New York, NY 10281

SCHEDULE 4.1

SUBSIDIARIES

(i)	AMC Delaware Inc., incorporated in Delaware, wholly-owned subsidiary [inactive]

(ii)    Animatics GmbH, incorporated in Germany, wholly-owned subsidiary

(iii)	Bradford Engineering B.V., incorporated in the Netherlands, wholly-owned subsidiary

(iv)	Broad Reach Engineering Company, incorporated in Delaware, wholly-owned subsidiary

(a)	Octant Technologies, Inc., incorporated in California, wholly-owned subsidiary of Broad Reach Engineering Company

(v)	Curlin Medical Inc. (“Curlin”), incorporated in Delaware, wholly-owned subsidiary

(a)	Moog MDG SRL, incorporated in Costa Rica, wholly-owned subsidiary of Curlin

(b)	Viltechmeda UAB, incorporated in Lithuania, wholly-owned subsidiary of Curlin

(c)	ZEVEX, Inc., incorporated in Delaware, wholly-owned subsidiary of Curlin

(vi)	Ethox (Beijing) Medical Devices Trading Inc., incorporated in People’s Republic of China, wholly-owned subsidiary

(vii)	Eurmotion Ltd. incorporated in England and Wales, wholly-owned subsidiary [inactive]

(viii)	Harmonic Linear Drives Ltd., incorporated in England and Wales, 75% owned by Moog Inc. [inactive]

(ix)    Ingenieurburo Pieper GmbH, incorporated in Germany, wholly-owned subsidiary

(x)	Mid-America Aviation, Inc., incorporated in North Dakota, wholly-owned subsidiary

(xi)	Moog Asset Management LLC, organized in Delaware, wholly-owned subsidiary
(xii)    Moog Australia Pty. Ltd., incorporated in Australia, wholly-owned subsidiary

(xiii)    Moog do Brasil Controles Ltda., incorporated in Brazil, wholly-owned subsidiary

(a)	Moog de Argentina Srl, Incorporated in Argentina, wholly-owned subsidiary of Moog do Brasil Controles Ltda.

(xiv)
Moog Controls Corporation, incorporated in Ohio, wholly-owned subsidiary with branch operation in the Republic of the Philippines, and Moog Controls Corporation, incorporated in New York [inactive], both wholly-owned subsidiaries

(xv)	Moog Controls Hong Kong Ltd., incorporated in Hong Kong, wholly-owned subsidiary

(a)	Moog Industrial Controls (Shanghai) Co., Ltd., incorporated in Peoples Republic of China, wholly-owned subsidiary of Moog Controls Hong Kong Ltd.

(b)	Moog Control Systems (Shanghai) Co., Ltd., incorporated in Peoples Republic of China, wholly-owned subsidiary of Moog Controls Hong Kong Ltd.

(xvi)	Moog Controls (India) Private Ltd., incorporated in India, wholly-owned subsidiary

(xvii)	Moog Controls Ltd., incorporated in the United Kingdom, wholly-owned subsidiary

(a)	Moog FCS Ltd., incorporated in the United Kingdom, wholly-owned subsidiary of Moog Controls Ltd.

(b)	Fernau Limited, incorporated in the United Kingdom, wholly-owned subsidiary of Moog Controls Ltd.

(1)	Moog Fernau Ltd., incorporated in the United Kingdom, wholly-owned subsidiary of Fernau Limited

(b)	Moog Components Group Limited, incorporated in the United Kingdom, wholly-owned subsidiary of Moog Controls Ltd.

(1)	Tritech Holdings Limited, incorporated in the United Kingdom, wholly-owned subsidiary of Moog Components Group Limited

(1.a)	Tritech International Limited, incorporated in the United Kingdom, wholly-owned subsidiary of Tritech Holdings Limited

(c)	Moog Norden A.B., incorporated in Sweden, wholly-owned subsidiary of Moog Controls Ltd.

(d)	Moog OY, incorporated in Finland, wholly-owned subsidiary of Moog Controls Ltd.

(e)	Moog Wolverhampton Limited, incorporated in the United Kingdom, wholly-owned subsidiary of Moog Controls Ltd.

(xviii)	Moog Europe Holdings I LLC, a New York limited liability company, wholly-owned subsidiary

(xix)	Moog Europe Holdings II LLC, a New York limited liability company, wholly-owned subsidiary

(xx)	Moog Europe Holdings Luxembourg SCS (“Moog SCS”), incorporated in Luxembourg, owned by Moog Europe Holdings I LLC and Moog Europe Holdings II LLC

(a)	Moog Holding GmbH & Co. KG (“Moog KG”), a partnership organized in Germany, wholly-owned subsidiary of Moog SCS

(1)	Insensys Holdings Ltd., incorporated in the United Kingdom, wholly-owned subsidiary of Moog KG

(1.a)    Moog Insensys Limited, incorporated in the United     Kingdom, wholly-owned subsidiary of Insensys Holdings     Ltd.

(2)	Moog Unna GmbH, incorporated in Germany, wholly-owned subsidiary of Moog KG

(2.a)    Moog Control Equipment (Shanghai) Co. Ltd.,     incorporated in People’s Republic of China, wholly-owned     subsidiary of Moog Unna GmbH

(3)	Moog BV, incorporated in the Netherlands, wholly-owned subsidiary of Moog KG

(4)	Moog GmbH, incorporated in Germany, wholly-owned subsidiary of Moog KG

(4.a)	Moog Italiana S.r.l., incorporated in Italy, wholly-owned subsidiary of Moog GmbH

(5)	Moog Luxembourg S.a.r.l., incorporated in Luxembourg, wholly-owned subsidiary of Moog KG

(6)	Obshestwo s Ogranizennoi Otwetstwennostju Moog, incorporated in Russia, wholly-owned subsidiary of Moog KG

(7)	Pro Control AG, incorporated in Switzerland, wholly-owned subsidiary of Moog KG

(b)	Moog Luxembourg Finance S.A.R.L. (“Moog Finance”), incorporated in Luxembourg, wholly-owned subsidiary of Moog SCS with branch operations in Switzerland

(1)	Moog International Financial Services Center s.a.r.l, incorporated in Luxembourg, wholly-owned subsidiary of Moog Finance with branch operations in the Republic of the Philippines

(c)	Focal Technologies Corporation, incorporated in Nova Scotia, Canada, wholly-owned subsidiary of Moog SCS

(d)	Moog Verwaltungs GmbH, incorporated in Germany, wholly-owned subsidiary of Moog SCS

(xxi)    Moog Holdings Limited, incorporated in Ireland, wholly-owned subsidiary

(a)	Moog Dublin Ltd., incorporated in Ireland, a wholly-owned subsidiary of Moog Holdings Limited

(b)	Moog UK Cheltenham Ltd., incorporated in the United Kingdom, a wholly-owned subsidiary of Moog Holdings Limited

(xxii)	Moog Holland Aircraft Services BV, incorporated in The Netherlands, wholly-owned subsidiary

(xxiii)    Moog Ireland Ltd, incorporated in Ireland, wholly-owned subsidiary

(xxiv)    Moog Japan Ltd., incorporated in Japan, wholly-owned subsidiary

(xxv)    Moog Korea Ltd., incorporated in South Korea, wholly-owned subsidiary

(xxvi)	Moog Medical Devices Rochester, Inc. (“MMDR”), incorporated in Delaware is wholly-owned subsidiary

MMC Sterilization Services Group, Inc., incorporated in Pennsylvania, wholly-owned subsidiary of MMDR

(xxvii)	Moog Receivables LLC, a Delaware limited liability company, wholly-owned subsidiary

(xxviii)	Moog S.a.r.l., incorporated in France, wholly-owned subsidiary, 95% owned by Moog Inc.; 5% owned by Moog GmbH, with branch operations in Spain

(xxix)    Moog Singapore Pte. Ltd., incorporated in Singapore, wholly-owned subsidiary

(a)	Moog Motion Controls Private Limited, incorporated in India, wholly-owned subsidiary of Moog Singapore Pte. Ltd.

(b)	Moog India Technology Center Pvt Ltd., incorporated in India, wholly-owned subsidiary of Moog Singapore Pte. Ltd.

(xxx)    Moog Techtron Corp, incorporated in Florida, wholly-owned subsidiary

(xxxi)	Moog UK Wescott Limited, incorporated in the United Kingdom, wholly-owned subsidiary

(xxxii)	X.O. Tec LLC, organized in Delaware, wholly-owned subsidiary